EXHIBIT 10.1

                       Non-Employee Director Compesntaion

                               Equity Compensation
                                  (as revised)

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
              Board Annual Equity Award                             $80,000 in restricted stock
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        Committee Member Annual Equity Awards:
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                   Audit Committee                      Chairman $10,000 in restricted stock/Members $5,000
                                                                        in restricted stock
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                Compensation Committee                  Chairman $10,000 in restricted stock/Members $5,000
                                                                        in restricted stock
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         Nominating and Governance Committee                                    N/A
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

Provided that an individual remains a Board/committee member on such date, the Company will grant fully vested equity awards annually to its non-employee directors and committee members upon the earlier of: (1) the last day of each Board year (with Board years running from the respective dates of the Company's annual shareholders' meetings) for recognition of service for the prior Board year; or (2) upon a "Change in Control" of the Company (as such term is defined below). The number of shares of the Company's common stock to be granted as equity compensation will be determined by dividing the dollar amount of the applicable annual award(s) by the fair market value per share of the Company's common stock on the grant date, with any partial shares to be paid in cash.

"Change in Control" shall mean the occurrence of any of the following events:

         (i) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities that are acquired in an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (I) the Company or (II) any corporation or other person of which a majority of its voting power or its equity securities or equity interests are owned directly or indirectly by the Company (a "Subsidiary"), or (B) the Company or any Subsidiary, or (C) any Person in connection with a "Non-Control Transaction" (as hereinafter defined), shall not constitute an acquisition for purposes for this clause (i); or

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         (ii) The individuals who, as of the date of this Agreement, are members of the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least sixty percent (60%) of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least eighty percent (80%) of the Incumbent Board, such new director shall for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

         (iii) Approval by the shareholders of the Company of:

         (A) a merger, consolidation or reorganization involving the Company, unless:

                  (I) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such a merger, consolidation or reorganization, at least fifty one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

                  (II) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two thirds (2/3) of the members of the board of directors of the Surviving Corporation. (A transaction in which both of clauses (I) and (II) above shall be applicable is hereinafter referred to as a "Non-Control Transaction."); or

         (B) A complete liquidation or dissolution of the Company; or

         (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).